                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated April 14, 2006,  accompanying  the  consolidated financial  statements included in the Annual Report of WebFinancial  Corporation and  Subsidiaries on Form 10-KSB for the year ended December 31, 2005. We hereby consent to the  incorporation  by reference  of said report in the  Registration
Statement of WebFinancial Corporation on Form S-8 (File No. 33-335606, effective
April 26, 2000).

/s/GRANT THORNTON LLP

Salt Lake City, Utah
April 21, 2006